                                                                    EXHIBIT 23.2

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I William Arceneaux, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature: /s/ WILLIAM ARCENEAUX
                                                --------------------------------
                                                       William Arceneaux

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Dolores Cross, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ DOLORES CROSS
                                                    ----------------------------
                                                         Dolores Cross

Dated: April 3, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I David A. Daberko, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature     /s/ DAVID A. DABERKO
                                                    ----------------------------
                                                        David A. Daberko

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Lawrence A. Hough, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ LAWRENCE A. HOUGH
                                                    ----------------------------
                                                       Lawrence A. Hough

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Thomas H. Jacobsen, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ THOMAS H. JACOBSEN
                                                    ---------------------------
                                                       Thomas H. Jacobsen

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Bobbie Gaunt, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:     /s/ BOBBIE GAUNT
                                                    ----------------------------
                                                          Bobbie Gaunt

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Ann Reese, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:      /s/ ANN REESE
                                                    ----------------------------
                                                           Ann Reese

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Lawrence Ricciardi, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ LAWRENCE RICCIARDI
                                                    ---------------------------
                                                       Lawrence Ricciardi

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I James E. Rohr, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ JAMES E. ROHR
                                                    ----------------------------
                                                         James E. Rohr

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Roger Sant, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:      /s/ ROGER SANT
                                                    ----------------------------
                                                           Roger Sant

Dated: March 14, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Vincent Sarni, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:    /s/ VINCENT SARNI
                                                    ----------------------------
                                                         Vincent Sarni

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Kenneth Shaw, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:     /s/ KENNETH SHAW
                                                    ----------------------------
                                                          Kenneth Shaw

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I William Edward Simms, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ WILLIAM EDWARD SIMMS
                                                    ---------------------------
                                                      William Edward Simms

Dated: March 11, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I John W. Spiegel, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ JOHN W. SPIEGEL
                                                    ----------------------------
                                                        John W. Spiegel

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Peter Ueberroth, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ PETER UEBERROTH
                                                    ----------------------------
                                                        Peter Ueberroth

Dated: March 12, 1997

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I David J. Vitale, hereby consent to be named as a person about to become a director of SLM Holding Corporation in the Registration Statement on Form S-4 dated February 5, 1997, as amended from time to time.

                                          Signature:   /s/ DAVID J. VITALE
                                                    ----------------------------
                                                        David J. Vitale

Dated: March 12, 1997